Offerings - Offering: 1	Apr. 16, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Shares, no par value per share
Amount Registered | shares	3,450,000
Proposed Maximum Offering Price per Unit	8.00
Maximum Aggregate Offering Price	$ 27,600,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,811.56